U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          NOTICE OF SALE OF SECURITIES
                           PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                       UNIFORM LIMITED OFFERING EXEMPTION


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Name of Offering ([ ] check if this in an amendment  and name has  changed,  and indicate change.)
DENOM ACQUISITION CORP.
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Filing Under (Check box(es) that apply): [x]Rule 504     [ ]Rule 505 [ ]Rule 506
                                         [ ]Section 4(6) [ ]ULOE
Type of Filing:  [x] New Filing   [ ] Amendment
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                          A. BASIC IDENTIFICATION DATA
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1. Enter the information requested about the issuer
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Name of  Issuer ([ ] check if this is an  amendment  and name has  changed,  and indicate change.)
DENOM ACQUISITION CORP.
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Address of Executive Offices  (Number and Street, City, State, Zip Code)
2541 MONROE AVE. Suite #301 ROCHESTER, N.Y. 14618
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Telephone Number (Including Area Code)
716-244-1840
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Address of Principal Business  Operations  (Number and Street,  City, State, Zip
Code)
(if different from Executive Offices)
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Telephone Number (Including Area Code)
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Brief Description of Business

                     Bottled Water Distribtion & Aquaculture

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Type of Business Organization
[x]corporation                        [ ]limited partnership, already formed
[ ]business trust                     [ ]limited partnership, to be formed
[ ]other (please specify):
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                                                         Month  Year
Actual or Estimated Date of Incorporation or Organization: 01   1996
                     [x] Actual     [ ] Estimated

Juristiction  of  Incorporation  or  Organization:
(Enter two-letter U.S. Postal Service  abbreviation for State:
                       CN for Canada; FN for other foreign jurisdiction)    DE

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                          A. BASIC IDENTIFICATION DATA
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2. Enter the information requested for the following:

   * Each promoter of the issuer, if the issuer has been organized within the past five years;

   * Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

   * Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issues; and

   * Each general and managing partner of partnership issuers.
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[x] Executive Officer     [x]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
DIAMOND, MORRIS
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Business or Residence Address (Number and Street, City, State, Zip Code)
105 SOUTHERN PARKWAY  ROCHESTER, NEW YORK  14618
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[x] Executive Officer     [x]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
DIAMOND, SHIRLEY
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Business or Residence Address (Number and Street, City, State, Zip Code)
105 SOUTHERN PARKWAY  ROCHESTER, NEW YORK  14618
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[x] Executive Officer     [x]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
LUXENBERG, SUSANNE
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Business or Residence Address (Number and Street, City, State, Zip Code)
20 CASTLEBAR ROAD  ROCHESTER, NEW YORK  14610
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[ ] Executive Officer     [ ]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
SOUTHWARD INVESTMENT
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Business or Residence Address (Number and Street, City, State, Zip Code)
2541 MONROE AVE.   ROCHESTER, NEW YORK  14618
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[ ] Executive Officer     [ ]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
TRAMDOT DEVELOPMENT CORP.
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Business or Residence Address (Number and Street, City, State, Zip Code)
2541 MONROE AVE.   ROCHESTER, NEW YORK  14618
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Check Box(es) that Apply;     [ ]Promoter     [x]Beneficial Owner
[ ] Executive Officer     [ ]Director     [ ]General and/or Managing Partner
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Full Name (Last name first, if individual)
LIVINGSTON REALTY CORP.
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Business or Residence Address (Number and Street, City, State, Zip Code)
105 SOUTHERN PARKWAY  ROCHESTER, NEW YORK  14618
                                     2 of 8

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                         B. INFORMATION ABOUT OFFERING
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1. Has the issuer sold,  or does the issuer  intend to sell,  to  non-accredited investors in this offering?...................................Yes [x]  No [ ]
            Answer also in Appendix, Column 2, if filing under ULOE.
2. What is the minimum investment that will be accepted from any
   individual?...................................................$          .10
                                                                 --------------
3. Does the offering permit joint ownership of a single unit?....Yes [x]  No [ ]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
                                     3 of 8

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      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
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1. Enter the aggregate  offering  price of securities  included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box [x] and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                                               Aggregate    Amount Already
Type of Security                                                             Offering Price       Sold
Debt............................................................................$     .00      $     .00
                                                                                ---------      ---------
Equity..EXCHANGE OF 8,816,992 COMMON SHARES.....................................$ 8816.99      $ 8816.99
                                                                                ---------      ---------

                           [x] Common [ ] Preferred

Convertible Securities (including warrants).....................................$     .00      $     .00
                                                                                ---------      ---------
Partnership Interests...........................................................$     .00      $     .00
                                                                                ---------      ---------
Other (Specify _________________)...............................................$     .00      $     .00
                                                                                ---------      ---------
    Total.......................................................................$ 8816.99      $ 8816.99
                                                                                ---------      ---------

      Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

                                                                                               Aggregate
                                                                               Number        Dollar Amount
                                                                              Investors       of Purchases
Accredited Investors............................................................    0.         $     .00
                                                                                ---------      ---------
Non-Accredited Investors........................................................ 1,075.        $ 8816.99
                                                                                ---------      ---------
    Total (for filings under Rule 504 only)..................................... 1,075.        $ 8816.99
                                                                                ---------      ---------

      Answer in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C-Question 1.

                                                                                  Type of    Dollar Amount
Type of offering                                                                  Security       Sold
Rule 505........................................................................               $     .00
                                                                                ---------      ---------
Regulation A....................................................................               $     .00
                                                                                ---------      ---------
Rule 504........................................................................ common        $ 8816.99
                                                                                ---------      ---------
    Total....................................................................... common        $ 8816.99
                                                                                ---------      ---------

4. A. Furnish a statement of all expenses in connection with the issuance and distrubution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees...............................................................    [ ]    $     .00
                                                                                               ---------
Printing and Engraving Costs........................................................    [ ]    $ 1100.00
                                                                                               ---------
Legal Fees..........................................................................    [ ]    $ 3000.00
                                                                                               ---------
Accounting Fees.....................................................................    [ ]    $ 1500.00
                                                                                               ---------
Engineering Fees....................................................................    [ ]    $     .00
                                                                                               ---------
Sales Commissions (specify finders' fees separately)................................    [ ]    $     .00
                                                                                               ---------
Other Expenses (identify)....PRINTING & MAILING.....................................    [ ]    $  750.00
                                                                                               ---------
    Total...........................................................................    [ ]    $ 6350.00
                                                                                               ---------

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      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
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
b. Enter the difference  between the aggregate  offering price given in response to Part C - Question 1 and total  expenses  furnished in response to Part C -
   Question 4.a. This difference is the "adjusted gross proceeds to the issuer."..                   $ 2466.99
                                                                                                     ---------

Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Questions 4.b above.

                                                                                    Payments to
                                                                                      Officers,
                                                                                    Directors, &    Payments to
                                                                                      Affiliates       Others
Salaries and fees.................................................................[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Purchase of real estate...........................................................[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Purchase, rental or leasing and installation of machinery and equipment...........[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Construction or leasing of plant buildings and facilities.........................[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another
issuer pursuant to a merger)......................................................[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Repayment of indebtedness.........................................................[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Working capital...................................................................[ ] $     .00  [ ] $ 2466.99
                                                                                      ---------      ---------
Other (specify):__________________________________________________________________[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
__________________________________________________________________________________
______________________________________________________________________________....[ ] $     .00  [ ] $     .00
                                                                                      ---------      ---------
Column Totals.....................................................................[ ] $     .00  [ ] $ 2466.99
                                                                                      ---------      ---------
Total Payments Listed (column totals added).......................................        [ ] $ 2466.99
                                                                                              ---------

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                              D. FEDERAL SIGNATURE
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The issuer has duly  caused  this  notice to be signed by the  undersigned  duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502
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Issuer (Print or Type)           Signature                     Date
DENOM ACQUISITION CORP.          /s/ Morris Diamond            5-29-96
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Name of Signer (Print or Type)   Title of Signer (Print or Type)
MORRIS DIAMOND                             PRESIDENT
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-----------------------------------ATTENTION------------------------------------
Intentional misstatements or ommissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)
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                                       5

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                               E. STATE SIGNATURE
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1.  Is any party  described  in 17 CFR  230.252(c),  (d),  (e) or (f)  presently subject to any of the disqualification provisions of such rule..............
                                                                 Yes [ ]  No [x]
                  See Appendix, Column 5, for state response.

    The   undersigned   issuer  hereby   undertakes  to  furnish  to  any  state
    administrator of any state in which this notice is filed, a notice on Form D (17 CFR 239.500) at such times as required by state law.

3.  The   undersigned   issuer  hereby   undertakes  to  furnish  to  the  state
    administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

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Issuer (Print or Type)       Signature                      Date
DENOM ACQUISITION CORP.      /s/ Morris Diamond             5-29-96
--------------------------------------------------------------------------------
Name (Print or Type)         Title (Print or Type)
MORRIS DIAMOND                        PRESIDENT
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                                       6

   1                2               3                                  4                                 5
                                                                                                Disqualification
                             Type of security                                                   under State ULOE
            Intend to sell     and aggregate                                                     (if yes, attach
           to non-accredited  offering price                Type of investor and                 explanation of
          investors in State offered in state             amount purchased in State              waiver granted)
            (Part B-Item 1)  (Part C-Item 1)                   (Part C-Item 2)                   (Part E-Item 1)
----------------------------------------------------------------------------------------------------------------
                                                 Number of             Number of
                                                 Accredited          Non-Accredited
State        Yes       No        COMMON           Investors  Amount     Investors     Amount        Yes    No
----------------------------------------------------------------------------------------------------------------
  AL                   NO                                                                                  NO
  AK                   NO                                                                                  NO
  AZ                   NO                                                      3          .33              NO
  AR                   NO                                                                                  NO
  CA                   NO                                                     12         2.58              NO
  CO                   NO                                                      3          .30              NO
  CT                   NO                                                      8         2.22              NO
  DE                   NO                                                                                  NO
  DC                   NO                                                                                  NO
  FL                   NO                                                     47         9.79              NO
  GA                   NO                                                      1          .10              NO
  HI                   NO                                                                                  NO
  ID                   NO                                                                                  NO
  IL                   NO                                                      2         5.60              NO
  IN                   NO                                                                                  NO
  IA                   NO                                                                                  NO
  KS                   NO                                                                                  NO
  KY                   NO                                                      1          .32              NO
  LA                   NO                                                                                  NO
  ME                   NO                                                                                  NO
  MD                   NO                                                      7         1.30              NO
  MA                   NO                                                      9         6.15              NO
  MI                   NO                                                                                  NO
  MN                   NO                                                                                  NO
  MS                   NO                                                                                  NO
  MO                   NO                                                      1          .64              NO
                                       7
  MT                   NO                                                                                  NO
  NE                   NO                                                                                  NO
  NV                   NO                                                      1          .10              NO
  NH                   NO                                                      1          .10              NO
  NJ                   NO                                                     18         3.94              NO
  NM                   NO                                                                                  NO
  NY                   NO                                                    916      8559.17              NO
  NC                   NO                                                      1          .10              NO
  ND                   NO                                                                                  NO
  OH                   NO                                                      8       109.67              NO
  OK                   NO                                                      1          .32              NO
  OR                   NO                                                      1          .10              NO
  PA                   NO                                                     14         4.41              NO
  RI                   NO                                                      1          .10              NO
  SC                   NO                                                      1          .10              NO
  SD                   NO                                                                                  NO
  TN                   NO                                                      1          .10              NO
  TX                   NO                                                      5         1.06              NO
  UT                   NO                                                                                  NO
  VT                   NO                                                      1          .10              NO
  VA                   NO                                                      2         3.23              NO
  WA                   NO                                                      4        97.50              NO
  WV                   NO                                                                                  NO
  WI                   NO                                                                                  NO
  WY                   NO                                                                                  NO
  PR                   NO                                                                                  NO

                                       8